                                                                      Exhibit 24


                            DIRECTOR AND OFFICER OF

                         FOREST CITY ENTERPRISES, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY




        The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's debt and/or equity securities, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of November 19, 1997.


                                      /s/ Samuel H. Miller
                                      ------------------------------------------
                                      Samuel H. Miller, Director, Treasurer and
                                      Co-Chairman of the Board

                            DIRECTOR AND OFFICER OF

                         FOREST CITY ENTERPRISES, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY




        The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints
Thomas G. Smith and William M. Warren, or either of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's debt and/or equity securities, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and either of them and any such substitute.

     EXECUTED as of November 21, 1997.


                                  /s/ Charles A. Ratner
                                  --------------------------------------------
                                  Charles A. Ratner, Director, Chief Executive
                                  Officer and President

                            DIRECTOR AND OFFICER OF

                         FOREST CITY ENTERPRISES, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY




        The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's debt and/or equity securities, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of November 21, 1997.


                                  /s/ Albert B. Ratner
                                  ------------------------------------------
                                  Albert B. Ratner, Director and Co-Chairman
                                  of the Board

                                 DIRECTOR OF

                        FOREST CITY ENTERPRISES, INC.

                      REGISTRATION STATEMENT ON FORM S-3

                              POWER OF ATTORNEY




        The undersigned Director of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's debt and/or equity securities, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of November 18, 1997.


                                  /s/ Jerry V. Jarrett
                                  -------------------------------------
                                  Jerry V. Jarrett, Director

                                 DIRECTOR OF

                         FOREST CITY ENTERPRISES, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY




        The undersigned Director of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's debt and/or equity securities, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of November 19, 1997.


                                  /s/ Michael P. Esposito, Jr.
                                  ------------------------------------------
                                  Michael P. Esposito, Jr., Director

                                  OFFICER OF

                        FOREST CITY ENTERPRISES, INC.

                      REGISTRATION STATEMENT ON FORM S-3

                              POWER OF ATTORNEY




        The undersigned Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's debt and/or equity securities, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of November 19, 1997.


                                  /s/ Linda M. Kane
                                  -------------------------------------
                                  Linda M. Kane, Vice President and
                                  Corporate Controller

                                 DIRECTOR OF

                         FOREST CITY ENTERPRISES, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY




        The undersigned Director of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's debt and/or equity securities, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of November 18, 1997.


                                  /s/ Scott S. Cowen
                                  ------------------------------------------
                                  Scott S. Cowen, Director

                                 DIRECTOR OF

                        FOREST CITY ENTERPRISES, INC.

                      REGISTRATION STATEMENT ON FORM S-3

                              POWER OF ATTORNEY




        The undersigned Director of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's debt and/or equity securities, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of November 18, 1997.


                                  /s/ Deborah Ratner Salzberg
                                  -------------------------------------
                                  Deborah Ratner Salzberg,
                                  Director

                                 DIRECTOR OF

                         FOREST CITY ENTERPRISES, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY




        The undersigned Director of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's debt and/or equity securities, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of November 18, 1997.


                                  /s/ Joan Shafran
                                  ------------------------------------------
                                  Joan Shafran, Director

                                 DIRECTOR OF

                        FOREST CITY ENTERPRISES, INC.

                      REGISTRATION STATEMENT ON FORM S-3

                              POWER OF ATTORNEY




        The undersigned Director of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's debt and/or equity securities, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of November 18, 1997.


                                  /s/ J Maurice Struchen
                                  -------------------------------------
                                  J Maurice Struchen, Director

                            DIRECTOR AND OFFICER OF

                         FOREST CITY ENTERPRISES, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY




        The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's debt and/or equity securities, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of November 19, 1997.


                                  /s/ James A. Ratner
                                  ------------------------------------------
                                  James A. Ratner, Director and Executive
                                  Vice President

                                  OFFICER OF

                        FOREST CITY ENTERPRISES, INC.

                      REGISTRATION STATEMENT ON FORM S-3

                              POWER OF ATTORNEY




        The undersigned Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles
A. Ratner and William M. Warren, or either of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's debt and/or equity securities, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and either of them and any such substitute.

     EXECUTED as of November 19, 1997.


                                  /s/ Thomas G. Smith
                                  --------------------------------------------
                                  Thomas G. Smith, Chief Financial
                                  Officer, Senior Vice President and Secretary

                            DIRECTOR AND OFFICER OF

                         FOREST CITY ENTERPRISES, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY




        The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's debt and/or equity securities, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of November 19, 1997.


                                  /s/ Brian J. Ratner
                                  ------------------------------------------
                                  Brian J. Ratner, Director and Senior Vice
                                  President

                           DIRECTOR AND OFFICER OF

                        FOREST CITY ENTERPRISES, INC.

                      REGISTRATION STATEMENT ON FORM S-3

                              POWER OF ATTORNEY




        The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of the Corporation's debt and/or equity securities, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of November 19, 1997.


                                  /s/ Ronald A. Ratner
                                  ----------------------------------------
                                  Ronald A. Ratner, Director and Executive
                                  Vice President